EXHIBIT 99.1

Occidental Petroleum Corporation

September  7, 2005

STEVE CHAZEN

Senior Executive Vice President &

Chief Financial Officer

Lehman Brothers

Nineteenth Annual CEO Energy/Power Conference

Occidental Petroleum Corporation

Equity Market Capitalization $33 billion as of 8/31/05

4th largest U.S. oil & gas company

Proven Reserves of 2.5 billion barrels oil equivalent

2004 Results: WTI = $41.40 per bbl

Net Income   $2.6 billion

Cash From Operations   $3.9 billion

Return on Equity   27.8%

Return on Capital Employed   20.2%

Total Shareholder Return   41.1%

Six Month 2005 Results

Net Income – Core/Reported

Earnings per Share – Core/Reported

Cash from Operations

Stockholders’ Equity

*ROCE (%)

*ROE (%)

Total Shareholder Return

$1.717/$2.382 Billion

$4.28/$5.94

$2.4 Billion

$12.7 Billion

32

41

32.9%

Consolidated Results

*Annualized through first half of 2005

WTI = $51.51

See Appendix for GAAP reconciliation.

Financial Performance Criteria

Return on Capital Employed

Measures Efficient Use of Capital

Return on Equity

Total Return to Stockholders

Stock Price Change Plus Dividend

20

Return On Capital Employed

Percent

15

15

11

15

12

11

9

2004

2002 - 2004

2000 - 2004

1995 - 2004

S&P 500

Oil & Gas Index

Oxy

Data Source: Bloomberg

Return On Common Equity

Percent

28

22

22

15

25

17

17

12

2004

2002 - 2004

2000 - 2004

1995 - 2004

S&P 500

Oil & Gas Index

Oxy

Data Source: Bloomberg

Total Returns

2000-2004

1995-2004

% Without Dividend

% With Dividend

350

203

286

192

212

164

242

181

Six Months 2005

170

38

(1)

(4)

220

56

(11)

4

33

20

(18)

(6)

Data Source:  Bloomberg

What’s Been Oxy Strategy:

Focused Operations

Focused Value Creation

Disciplined Financial Philosophy

Worldwide Operations

Long Beach

Permian Basin

Horn Mountain

Hugoton

Elk Hills

Colombia

Ecuador

Libya

Russia

Pakistan

Oman

U.A.E.

Yemen

Qatar

.

.

.

2004 Proven Reserves by Country

Million BOE

1,844

348

58

63

49

42

24

US

Qatar

Yemen

Russia

Pakistan

Oman

Colombia

104

Ecuador

See Appendix for GAAP reconciliation.

Thousand BOE/Day

515

476

566

547

461

425

438

395

Worldwide Production

Production & Reserve Additions

173

244

188

263

200

368

207

268

Million BOE

2004

2003

2002

2001

Production

Additions

See Appendix for GAAP reconciliation.

Million BOE

Sources of Worldwide Reserve Additions

1,170

244

263

368

268

969

See Appendix for GAAP reconciliation.

2001

2002

2,241

2,311

Worldwide Proven Reserves

Million BOE

2003

1,698

543

1,755

556

US

International

1,804

667

2,471

- Horn Mountain -

2004

1,844

688

2,532

R/P = 12.2

See Appendix for GAAP reconciliation.

Finding & Development Costs

3-year Average (2002-2004)

BP plc

Marathon Oil

ExxonMobil

Chevron Corporation

Apache Corporation

Burlington Resources

ConocoPhillips

Anadarko Petroleum

Unocal Corporation

Devon Energy

Amerada Hess

Kerr-McGee Corporation

5.42

5.71

6.05

6.77

6.95

7.00

8.20

8.58

9.35

9.72

15.99

17.18

$/BOE

Oxy

5.00

Source: Merrill Lynch Equity Research

2002-2004 Free Cash Flow*

$/BOE

OXY: 2004 $12.04/BOE

*  Combined (consolidated and other interests) exploration & production income after taxes and before interest, plus DD&A and exploration expense, less capital (excluding acquisitions and ARO costs) – divided by BOE sales.

See Appendix for GAAP reconciliation

Focused Value Creation Strategy

Maintain Strong Balance Sheet

Disciplined Capital Expenditure Program

Selective Acquisitions

Moderate Predictable Reserve/Production Growth

Chemicals Provides Excess Cash Flow

Review Non-Core Investments

Review Dividend Policy Annually

Balance Sheet

6,354

4,890

2000

2001

2002

4,759

4,774

5,634

6,318

Total Debt - $ Millions

Total Equity - $Millions

2000

2001

2002

4,570

2003

2003

7,929

2004

3,905

2004

10,550

57

46

43

37

27

Debt/Cap - Percentage

3,461

2Q 2005

2Q 2005

12,706

21

2005 Capital Expenditures ($MM)

Oil & Gas US                                                                                                                                                          $         775

Middle East                                                                                                                                                                                  560

Latin America                                                                                                                                                                      160

Other International                                                                                                                                                 10

Exploration                                                                                                                                                                                   280

Chemicals                                                                                                                                                                                        165

                                                                                                                                                                                                                                          1,950

Dolphin                                                                                                                                                                                                         360

                                                                         $     2,310

Net Acquisition Capital                                                                                             $ 1,200

Selective Acquisitions

Natural Consolidator

Permian Basin

California

Vulcan Chlor-Alkali Plants

Permian Basin Acquisitions

Spent $1.2 Billion on Three Asset Acquisitions
(Net of Asset Sales)

Projected Production Impact

Estimated Year-End 2005 Exit Rate of 26,000 BOE/Day

Total Proved Reserves for All Three Permian
Acquisitions (Net of Asset Sales)

At Least 130 Million BOE

First Half 2005

Oxy’s Permian Basin Production

Thousand BOE/Day

172

1Q-05

172

198

with 1H-05 acquisitions

26

22

198

56

18

19

OXY*

CVX

COP

PDX

UCL

AHC

APA

29

Additional Permian Opportunities Still Exist

Top 10 Permian Oil Producers

(Thousand Barrels/Day)

Data Source:  IHS Energy

KMI

XTO

48

29

18

*production adjusted for recent acquisitions/divestitures

XOM*

50

Chemical Highlights

Generate Cash Flow In Excess of
Capital Expenditures Through the
Business Cycle

Primary Mission of
Oxy’s Chemicals Business

Generated Nearly $3 Billion of Cash Flow After Capital
During the Last 10 Years

Generated Over $500 Million of Cash Flow After Capital
in 2004

Ingleside, Texas LNG Terminal*

*Conceptual Illustration

FERC Approval Granted in Late July

$450 Million LNG Receiving Terminal and Related
26-Mile Pipeline

1 BCF/Day Send-Out Capacity

To Be Integrated with Oxy’s Existing Ingleside
Chemical and Power Facilities

Includes NGL Recovery Unit & Vaporization Facility

Expected Start-up late 2008

Ingleside, Texas LNG Terminal

Dividends

2002-2004 Dividend Payments
Totaled Nearly $1.2 Billion

Annual Payout Rates Per Common Share

2002 = $1.00

2003 = $1.04

2004 = $1.10

2005 = $1.24

Dividend Policy Evaluated Annually

Cash Dividends

Paid Continuously Since 1975

What’s ahead?

Success Riding on Two Factors

Add New Projects in Core Areas to Provide Growth

Maintain Strong Asset Base to Generate Cash to
Support Growth

Stay Focused on the Fundamentals

Maintain Financial Discipline and Focus

Execute Our Strategy

Create Long-Term Value

Production Growth Projects

Oman: Mukhaizna Oil Field

Qatar:

ISND / ISSD

Dolphin

Libya

Permian Basin / California

Exploration

Current Plans to Drill 30-40 Wells in 2005

Awarded 9 Exploration Blocks in Libya in January

Oman - Mukhaizna Oil Field

Oxy Active in Oman
Since 1979

2nd Quarter 2005
Production

29,000 BOE/Day

Oxy Signs 30-Year
Production Sharing
Contract for Oman’s
Mukhaizna Oil Field

Oman - Mukhaizna Oil Field

Current Production

10,000 Barrels of Oil/Day (Gross)

Future Investment

$2 Billion (Gross)

Future Production Target

150,000 Barrels of Oil/Day (Gross)

Ultimate Recovery

1 Billion Barrels Over Project Life

Project Overview

Dolphin Gas Project

Projected Start – late 2006

Invest Gross Capital

of $4 Billion
(2004-2006)

Oxy’s Share is 24.5%

Estimated Net Reserves:

300 Million BOE
(assumes 2 BCF/Day Gas
Production)

Dolphin Gas Project

Oxy’s Peak Net Production

Oxy’s Production

275 Million Cubic Ft./Day

20,000 Barrels Liquids/Day

Equals 65,000 BOE/Day

Contracts in Place for 2 Billion Cubic Ft./Day

Phase 2

Working on Contracts for an Additional Billion Cubic
Feet/Day

Scheduled Start-Up 2009 – 2010

Return to Libya

We Have Returned to our Historical Assets

Immediate impact will be to add 12,000 to 15,000
BOE/day of production to 2005 exit rate

Oxy’s net working interest in Libya covers
approximately 130,000 square kilometers

Exploration

Work program proceeding on nine blocks awarded
earlier this year

Significant Potential for Future Production
Growth Through Investment in EOR Projects

Return to Libya

EPSA II

NC143

EPSA II

NC145

EPSA II

NC144

EPSA 85

NC150

EPSA I

NC74

EPSA I

NC29

Concessions

102, 103

B

C

A

B

F

36

53

35

52

163

131

59

124

106

Concession Blocks

EPSA I (Zueitina)

EPSA II Exploration (Oxy)

EPSA 85 Exploration (Oxy)

EPSA IV #1 Exploration (Oxy)

EPSA IV #2 Bid Round

Libya

Tunisia

Algeria

Niger

Chad

Egypt

Tripoli

Benghazi

44

94

171

186

40-3-4

17-4

82-3

81-2

17-3

82-4

2-1-2

102-3

123-1

176-3

176-4

146-1

102-4

123-2

121-2

147-3-4

123-3b

Conclusion

Strong, Flexible Balance Sheet

Continued Oil & Gas Production Growth

Long-Lived Domestic Oil & Gas Reserve Base

New, High Potential Exploration Opportunities

Solid Base for Future Growth
And Profitability

Occidental Petroleum Corporation

            Statements in this presentation that contain words such as "will", "expect" or "estimate", or otherwise relate to the future, are forward-looking and involve risks and uncertainties that could significantly affect expected results.  Factors that could cause results to differ materially include, but are not limited to:  changes in tax rate, exploration risks such as drilling of unsuccessful wells, global commodity pricing fluctuations and supply/demand considerations for oil, gas and chemicals; higher-than-expected costs; political risk; and
not successfully completing (or any material delay in) any expansion, capital expenditure, acquisition, or disposition.  Occidental disclaims any obligation to update any forward-
looking statements.  The United States Securities and Exchange Commission (SEC)
permits oil and natural gas companies, in their filings with the SEC, to disclose only proved reserves demonstrated by actual production or conclusive formation tests to be economically producible under existing economic and operating conditions. We use certain terms in this presentation, such as probable, possible and recoverable reserves, that the SEC's guidelines strictly prohibit us from using in filings with the SEC.
Additionally, the SEC requires oil and natural gas companies, in their filings, to disclose non-financial statistical information about their consolidated entities separately from such information about their equity holdings and not to show combined totals.  Certain information in this presentation is shown on a combined basis; however, the information
is disclosed separately in the Appendix.   U.S. investors are urged to consider carefully
the disclosure in our Form 10-K, available through the following toll-free telephone number, 1-888-OXYPETE (1-888-699-7383) or on the Internet at http://www.oxy.com.
You also can obtain a copy from the SEC by calling 1-800-SEC-0330.

Appendix

                                                                                                         US                                                    International                                       Worldwide

2004                                                                        OIL           GAS          BOE                 OIL               GAS         BOE                OIL              GAS            BOE

Consolidated Subsidiaries          1,494        2,101       1,844               499                 874         645             1,993        2,975          2,489

Other Interests                                                        -                 -                      -                 43                  -            43                       43                     -             43

Worldwide                                                       1,494        2,101       1,844                542                 874         688             2,036        2,975          2,532

2003

Consolidated Subsidiaries          1,500       1,826       1,804              490                 759           617            1,990        2,585            2,421

Other Interests                                                     -                -                      -                48                   9                    50                  48                   9                 50

Worldwide                                                     1,500        1,826      1,804                538                 768          667             2,038         2,594          2,471

2002

Consolidated Subsidiaries           1,452       1,821      1,755               476                228          514             1,928         2,049           2,269

Other Interests                                                     -                -                      -                42                  -             42                       42                      -             42

Worldwide                                                     1,452        1,821      1,755                518                 228         556              1,970        2,049           2,311

2001

Consolidated Subsidiaries          1,371       1,962       1,698               482                106         499              1,853        2,068           2,197

Other Interests                                                        -                -                      -                 44                  -            44                        44                     -            44

Worldwide                                                      1,371       1,962       1,698                526                106          543              1,897        2,068          2,241

Worldwide Proven Reserves

(Million BOE)

GAAP RECONCILIATION

                           Consolidated Subsidiaries         Other Interests                   Worldwide

                                                             OIL       GAS      BOE                 OIL                GAS     BOE                   OIL       GAS          BOE

United States              1,494        2,101      1,844                                 -             -                -        1,494    2,101   1,844

Qatar                                            237        668        348                        -             -                  -           237        668          348

Ecuador                                   104             -          104                         -             -                  -           104              -       104

Oman                                              46        100           63                         -             -                  -             46          100             63

Colombia                                   67             -              67                        (9)                      -         (9)           58             -         58

Russia                                             -             -                 -                  49                     -         49                     49                     -         49

Yemen                                           39            -              39                           3                       -           3                      42                     -         42

Pakistan                                          6        106           24                         -            -                     -              6            106             24

                                                           1,993     2,975    2,489                  43                      -               43              2,036     2,975   2,532

2004 Proven Reserves by Country

(Million BOE)

GAAP RECONCILIATION

(Million BOE)                  Consolidated Subsidiaries       Other Interests                   Worldwide
                                                                                       OIL      GAS      BOE                 OIL        GAS     BOE           OIL      GAS          BOE

PRODUCTION

2000                                                                        117      259         160                         8                  -           8              125       259      168

2001                                                                        124      241         164                         9                   -           9              133       241      173

2002                                                                            142      229         180                         8                   -           8              150       229      188

2003                                                                        153      221         190                     10                   -         10            163       221      200

2004                                                                        159      233         198                         9                   -           9              168       233      207

Proved Reserve Additions

2000                                                                    1,041     777     1,170                     -           -                  -           1,041      777    1,170

2001                                                                            219    100          236                        8                     -          8                227      100       244

2002                                                                          221     216         257                        6                     -          6               227       216       263

2003                                                                         223      766         351                    16                       9             18             23       775              368

2004                                                                         162      624         266                        4                     (9)        2             166       615       268

Worldwide Production and Proved
Reserve Additions

GAAP RECONCILIATION

(Million BOE)                                                 Consolidated Subsidiaries                     Other Interests                              Worldwide

                                                                                                       OIL               GAS                 BOE                OIL                GAS          BOE                                                     OIL         GAS         BOE

2004

Revisions                                                         5          241               45                              5                   (9)                3                                                        10          232           48

Improved Recovery                                         88          185              120                              1                    -                        1                  89         185           121

Extensions and Discoveries                              30          191                61                              2                    -                   2                    32         191            63

Purchases                                                      39              7               40                             (4)                    -                (4)                  35            7             36

                                                                                                      162                  624                 266                        4                   (9)          2                  166        615            268

2003

Revisions                                                        (1)           44               6                                6                    -                  6                                 5          44             12

Improved Recovery                                         85            70              97                                4                    9                6                                89          79           102

Extensions and Discoveries                              41           597            141                                6                           -           6                   47         597           147

Purchases                                                      98             55             107                               -                      -                 -                             98                     55           107

                                                                                                     223                   766                 351                        16                    9              18                           239         775          368

2002

Revisions                                                      13             (54)                      4                              (1)                           -          (1)                  12         (54)                    3

Improved Recovery                                      112            151             137                              5                      -                 5                  117         151           142

Extensions and Discoveries                             40              50               -                                 -                     -                  -                                                         40          60             50

Purchases                                                      56             59              66                               2                             -           2                   58           9              68

                                                                                                     221                  216                  257                        6                    -                  6                           227                216          263

2001

Revisions                                                       21           (49)                    13                                8                    -                  8                                                       29         (49)            21

Improved Recovery                                       139            23             143                                -                     -                  -                           139                    23           143

Extensions and Discoveries                              56           122             76                                 -                     -                 -                              56                    122            76

Purchases                                                        3              4               4                                 -                     -                 -                                3                         4              4

                                                                                                      219                  100                 236                         8                    -                  8                            227               100          244

2000

Revisions                                                       62            223             99                               1                     -                               1                   63         223          100

Improved Recovery                                         42             25             46                                 -                     -                 -                              42                     25            46

Extensions and Discoveries                              37            112             56                              (1)                    -                (1)                  36         112            55

Purchases                                                     900            417           969                                -                     -                   -                           900                  417           969

                                                                                                  1,041                   777               1,170                          -                      -                  -                        1,041               777              1,170

Sources of Worldwide Proved
Reserve Additions

GAAP RECONCILIATION

                                                                                                                                                                                                                                2004
Occidental Petroleum Consolidated Statement of Cash Flows

Cash flow from operating activities                                                                                                                                                                         $      3,878

Cash flow from investing activities                                                                                                                                                                                      (2,288)

Cash flow from financing activities                                                                                                                                                                                           (824)

Change in cash                                                                                                                                                                                                                                    $              766

                                                                                                                                                                                                  2004

                                                                                Consolidated           Other
                                                                              Subsidiaries               Interests             Worldwide

FAS 69 GAAP Oil & Gas results of operations                 $      2,781              $                 50                              $    2,831

Depreciation, depletion & amortization                                                  1,040                              12                             1,052

Exploration expense                                                                                                               214                                   1                                         215

Capital expenditures (excluding acquisitions)                      (1,596)                      (11)                               (1,607)

Cash flow from operations                                                                             $     2,439                      $       52                        $       2,491

Sales volumes (million BOE)                                                                                                                                                    206.83

Cash flow per BOE                                                                                                                                                            $        12.04

Oil & Gas: Cash Flow

($ Millions, except $/BOE)

GAAP RECONCILIATION

                                                                                                                                                                                                              Annual Average
                                                                                                                                         2002 - 2004

Occidental Petroleum Consolidated Statement of Cash Flows

Cash flow from operating activities                                                                                                                                                                        $       3,017

Cash flow from investing activities                                                                                                                                                                                     (2,002)

Cash flow from financing activities                                                                                                                                                                                          (599)

Change in cash                                                                                                                                                                                                                                  $               416

                                                                                                   Annual Average 2002 - 2004

                                                                                 Consolidated         Other
                                                                              Subsidiaries               Interests             Worldwide

FAS 69 GAAP Oil & Gas results of operations                 $     2,095              $                26                                  $  2,121

Depreciation, depletion & amortization                                                      933                                 14                                947

Exploration expense                                                                                                              176                                   0                                        176

Capital expenditures (excluding acquisitions)                      (1,272)                       (9)                                (1,281)

Cash flow from operations                                                                            $     1,932                      $       31                         $     1,963

Sales volumes (million BOE)                                                                                                                                                                                                  200.15

Cash flow per BOE                                                                                                                                                             $            9.81

Oil & Gas: Cash Flow

($ Millions, except $/BOE)

GAAP RECONCILIATION

                                                                                                                               December 31                    June 30                          2005
                                                                          2004                                     2005                       Annualized

GAAP measure – earnings applicable                 $   2,568                      $    2,382

    to common shareholders

Interest expense                                                                                         239                          108

Tax effect of interest expense                                   (84)                         (38)

Earnings before tax-effected interest expense  $  2,723                       2,452

GAAP stockholders’ equity                                $10,550                      $   12,706

Debt

   GAAP debt

      Debt, including current maturities                $   3,804                       $     3,360

  Non-GAAP debt

      Capital lease obligation                                                        26                             26

      Subsidiary preferred stock                                                75                             75

Total debt                                                                                               $   3,905                  $     3,461

Total capital employed                                                         $ 14,455                  $   16,167

RETURN ON CAPITAL EMPLOYED (ROCE) (%)  20.2                           16.0                          32.0

Return on Capital Employed (ROCE)
($ Millions)

GAAP RECONCILIATION

46